                                                                   EXHIBIT 10.12


                                                                  EXECUTION COPY


                                 FIRST AMENDMENT

     FIRST AMENDMENT, dated as of March 20, 2001 (the "AMENDMENT"), to the Fourth Amended and Restated Credit Agreement, dated as of August 14, 2000 (the "CREDIT AGREEMENT"), among IRON MOUNTAIN INCORPORATED, a Pennsylvania corporation (the "COMPANY"), IRON MOUNTAIN CANADA CORPORATION (formerly known as Pierce Leahy Canada Company), a company organized under the laws of the Province of Nova Scotia, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), FLEET NATIONAL BANK, as documentation agent, CHASE SECURITIES INC., as arranger and book manager, THE CHASE MANHATTAN BANK OF CANADA, as Canadian Administrative Agent, and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to the amendments to the Credit Agreement set forth below and in Exhibit A attached hereto, and the Lender and the Administrative Agent agree to such amendments upon the terms set forth herein;

     NOW, THEREFORE, in consideration of the respective covenants and agreement set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINED TERMS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

     2. AMENDMENT TO SECTION 1.01 (CERTAIN DEFINED TERMS). The definition of "SENIOR SUBORDINATED DEBT" is hereby amended to read in its entirety as follows:

          ""SENIOR SUBORDINATED DEBT" shall mean, collectively, the 1996 Senior Subordinated Debt, the 1997 Senior Subordinated Debt, the 1999 Senior Subordinated Debt, the Pierce 1996 Senior Subordinated Notes, the Pierce 1997 Senior Subordinated Notes, the Pierce 1998 Senior Notes and any other subordinated Indebtedness permitted under Section 9.08(iii) hereof."

     3. AMENDMENT TO SECTION 9.08 (INDEBTEDNESS). Section 9.08 is hereby amended by deleting "$175,000,000" from clause (vi) therein and inserting "$205,000,000" in lieu thereof.

     4. AMENDMENT TO SECTION 9.17 (SUBORDINATED INDEBTEDNESS). Section 9.17(iii) is hereby amended to read in its entirety as follows:

          "(iii) any other purchase, redemption or retirement of Subordinated Indebtedness, so long as (i) no Default has occurred and is continuing and
     (ii) either (A) such other purchase, redemption or retirement is in connection with a refinancing of such

     Subordinated Indebtedness with the proceeds of, or in connection with an exchange of such Subordinated Indebtedness for a new series of, Senior Subordinated Debt issued within 60 days of the substantial completion of such purchase, redemption or retirement, or (B) after giving effect to such purchase, redemption or retirement, the ratio of Senior Debt on the last day of the most recently completed fiscal quarter of the Company to EBITDA for the four quarters then ended on a PRO FORMA basis, after giving effect to such purchase, redemption or retirement and any Stock Repurchase consummated on or prior to the date hereof, and to any borrowings to finance the same, as at the last day of the latest fiscal quarter is less than or equal to 1.5 to 1."

     5. AMENDMENT TO SECTION 9.21 (CERTAIN OBLIGATIONS RESPECTING SUBSIDIARIES).
Section 9.21(d) is hereby amended by deleting the words "Senior Subordinated Debt Indentures" contained therein and substituting the words "Senior Subordinated Debt Documents" in lieu thereof.

     6. AMENDMENTS TO SECTIONS 2, 3, 4 AND 5. Sections 2, 3, 4 and 5 are hereby amended to read in their respective entirety as set forth in Exhibit A to this Amendment (with the changes thereto being marked in accordance with the Delta View blackline program).

     7. AMENDMENT TO SECTION 2.6 OF ANNEX A. Section 2.6 of Annex A to the Credit Agreement is hereby amended to read in its entirety as follows:

          "2.6 DESIGNATION OF BORROWINGS. On or prior to the date which is five (5) Business Days (Canada) prior to the first day of each month, the US Borrower and the Canadian Borrower shall give notice to each of the Canadian Administrative Agent and the Administrative Agent, respectively, of the aggregate Canadian Commitment and the aggregate US$-Canadian Commitment to be available during such month (the "US-CANADIAN ALLOCATION"), and the Canadian Administrative Agent and the Administrative Agent shall promptly notify the Canadian Lenders and the US$-Canadian Lenders, respectively, thereof. With the consent of each of the US$-Canadian Lenders, the Canadian Lenders, the Administrative Agent and the Canadian Administrative Agent (as evidenced in a manner satisfactory to the Administrative Agent), the US Borrower and the Canadian Borrower may modify the then-current US-Canadian Allocation for any period and subject to any notice as they may request; and in the event of a failure by the US Borrower and the Canadian Borrower to give a timely notice as to the US-Canadian Allocation for any month, the US-Canadian Allocation for the immediately preceding month shall continue in effect. The US Borrower and the Canadian Borrower agree that no time during such month shall the aggregate principal amount of the C$ Loans exceed the aggregate Canadian Commitment specified in such notice, nor shall the aggregate principal amount of the US$-Canadian Loans exceed the aggregate US$-Canadian Commitment specified in such notice, and in no event shall the aggregate of the Canadian Commitments and the US$-Canadian Commitments exceed US$50,000,000."

     8. REPRESENTATIONS AND WARRANTIES. On and as of the date hereof, the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the

Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

     9. EFFECTIVENESS. This Amendment shall become effective immediately upon execution by the Majority Lenders, the Administrative Agent and the Company (the "Effectiveness Date").

     10. VALID AND BINDING. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     11. PAYMENT OF EXPENSES. The Company agrees to pay or reimburse the Administrative Agent for all out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.

     12. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT; LIMITED EFFECT. On and after the date hereof and the satisfaction of the conditions contained in this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement, nor constitute a waiver of any provisions of the Credit Agreement. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

     13. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

     14. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                               IRON MOUNTAIN INCORPORATED



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               THE CHASE MANHATTAN BANK, as
                                  Administrative Agent



                               By: /s/ Robert T. Sacks
                                  -----------------------------------------
                                    Name: Robert T. Sacks
                                    Title: Managing Director



                               AERIES II FINANCE LTD.
                               By: INVESCO Senior Secured Management, Inc.
                                   As Sub-Managing Agent


                               By: /s/ Thomas H. B. Ewald
                                  -----------------------------------------
                                    Name: Thomas H.B. Ewald
                                    Title: Authorized Signatory



                               AIMCO CDO SERIES 2000-A



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:

                               ALLFIRST BANK



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               ARAB BANK PLC



                               By: /s/ Samier Tamini
                                  -----------------------------------------
                                    Name: Samier Tamini
                                    Title: Vice President



                               ARES III CLO LTD.
                               By: ARES CLO Management
                               Its: Investment Manager

                               By: /s/ David A. Sachs
                                  -----------------------------------------
                                    Name: David A. Sachs
                                    Title: Vice President


                               ARES IV CLO LTD.

                               By: ARES CLO Management IV, L.P.
                               Its: Investment Manager

                               By: /s/ David A. Sachs
                                  -----------------------------------------
                                    Name: David A. Sachs
                                    Title: Vice President

                               ARES LEVERAGED INVEST. FUND II, L.P.
                               By: ARES Management II, L.P.
                               Its: General Partner

                               By: /s/ David A. Sachs
                                  -----------------------------------------
                                    Name: David A. Sachs
                                    Title: Vice President

                               AVALON CAPITAL LTD.
                               By: INVESCO Senior Secured Management, Inc.
                                   As Portfolio Advisor

                               By: /s/ Thomas H. B. Ewald
                                  -----------------------------------------
                                    Name: Thomas H.B. Ewald
                                    Title: Authorized Signatory



                               AVALON CAPITAL LTD. II
                               By: INVESCO Senior Secured Management, Inc.
                                   As Portfolio Advisor

                               By: /s/ Thomas H. B. Ewald
                                  -----------------------------------------
                                    Name: Thomas H.B. Ewald
                                    Title: Authorized Signatory



                               BNP PARIBAS



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               BANK ONE, NA [Main Office Chicago]



                               By: /s/
                                  -----------------------------------------
                                    Name:
                                    Title:



                               BANK OF MONTREAL



                               By: /s/ S. Valia
                                  -----------------------------------------
                                    Name: S. Valia
                                    Title: Managing Director

                               BANK OF NEW YORK



                               By: /s/ Kenneth P. Sneider, Jr.
                                  -----------------------------------------
                                    Name: Kenneth P. Sneider, Jr.
                                    Title: Vice President



                               BANK OF NOVA SCOTIA



                               By: /s/ T.M. Pitcher
                                  -----------------------------------------
                                    Name: T.M. Pitcher
                                    Title: Authorized Signatory



                               BAVARIA TRR CORPORATION



                               By: /s/
                                  -----------------------------------------
                                    Name:
                                    Title:



                               BEAR STEARNS CORPORATE LENDING INC.



                               By: /s/ Victor F. Bulzacchelli
                                  -----------------------------------------
                                    Name: Victor F. Bulzacchelli
                                    Title: Managing Director



                               BLACK DIAMOND INTL. FUNDING, LTD.



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:

                               CIBC, INC.



                               By: /s/ Joan S. Griffin
                                  -----------------------------------------
                                    Name: Joan S. Griffin
                                    Title: Executive Director
                                           CIBC World Market Corp.,
                                               As Agent



                               CARLYLE HIGH YIELD PARTNERS II, LTD.



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               CARLYLE HIGH YIELD PARTNERS III, LTD.



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               CHARTER VIEW PORTFOLIO
                               By: INVESCO Senior Secured Management, Inc.
                                   As Investment Advisor

                               By: /s/ Thomas H.B. Ewald
                                  -----------------------------------------
                                    Name: Thomas H.B. Ewald
                                    Title: Authorized Signatory



                               CHASE MANHATTAN BANK



                               By: /s/ Robert T. Sacks
                                  -----------------------------------------
                                    Name: Robert T. Sacks
                                    Title: Managing Director

                               CITADEL HILL 2000 LTD.



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               COLUMBUS LOAN FUNDING, LTD.
                               By: Travelers Asset Management International
                                   Company LLC


                               By: /s/ Allen R. Cantrell
                                  -----------------------------------------
                                    Name: Allen R. Cantrell
                                    Title: Investment Officer



                               CREDIT LYONNAIS NEW YORK BRANCH



                               By: /s/ Scott R. Chappelka
                                  -----------------------------------------
                                    Name: Scott R. Chappelka
                                    Title: Vice President



                               CYPRESS TREE INVESTMENT PARTNERS I



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               CYPRESS TREE INVESTMENT PARTNERS II



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:

                               DRESDNER BANK AG, New York and Grand
                               Cayman Branches



                               By: /s/ Jane A. Majeski
                                  -----------------------------------------
                                    Name: Jane A. Majeski
                                    Title: First Vice President



                               By: /s/ Michael S. Greenberg
                                  -----------------------------------------
                                    Name: Michael S. Greenberg
                                    Title: Assistant Vice President



                               ELC (CAYMAN) LTD. 2000-1
                               By: First Union Institutional Debt
                                   Management Inc., its
                                   Collateral Manager


                               By: /s/ William A. Hayes
                                  -----------------------------------------
                                    Name: William A. Hayes
                                    Title: Director



                               EATON VANCE CDO II, LTD.
                               By: EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR


                               By: /s/ Payson F. Swaffield
                                  -----------------------------------------
                                    Name: Payson F. Swaffield
                                    Title: Vice President



                               EATON VANCE CDO III, LTD.
                               By: EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR


                               By: /s/ Payson F. Swaffield
                                  -----------------------------------------
                                    Name: Payson F. Swaffield
                                    Title: Vice President



                               EATON VANCE INSTITUTIONAL SENIOR
                                 LOAN FUND
                               By: EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR


                               By: /s/ Payson F. Swaffield
                                  -----------------------------------------
                                    Name: Payson F. Swaffield
                                    Title: Vice President

                               EATON VANCE SENIOR INCOME TRUST
                               By: EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR


                               By: /s/ Payson F. Swaffield
                                  -----------------------------------------
                                    Name: Payson F. Swaffield
                                    Title: Vice President



                               ERSTE BANK



                               By: /s/ Arciree Hoyanessian
                                  -----------------------------------------
                                    Name: Arciree Hoyanessian
                                    Title: Director



                               FIDELITY ADV. SERIES II HIF



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               FIDELITY II:  ADV. FL. RATE HIGH INC. FD.



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               FIRST DOMINION FUNDING III



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:

                               FIRST UNION NATIONAL BANK N.C.



                               By: /s/ Constantin E. Chepurney
                                  -----------------------------------------
                                    Name: Constantin E. Chepurney
                                    Title: Senior Vice President



                               FLAGSHIP CLO



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               FLAGSHIP CLO 2001-1



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               FLEET NATIONAL BANK



                               By: /s/ Luanne T. Smith
                                  -----------------------------------------
                                    Name: Luanne T. Smith
                                    Title: Vice President



                               FRANKLIN FLOAT. RATE MASTER SERIES



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:

                               FUJI BANK, LIMITED


                               By: /s/ John D. Doyle
                                  -----------------------------------------
                                    Name: John D. Doyle
                                    Title:



                               GENERAL ELECTRIC CAPITAL CORP.



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               GRAYSON & CO.
                               By: Boston Management Research
                                   As Investment Advisor


                               By: /s/ Payson F. Swaffield
                                  -----------------------------------------
                                    Name: Payson F. Swaffield
                                    Title: Vice President



                               GREAT POINT CLO 1999-1 LTD.
                               By: Sankaty Advisors, Inc.
                                   As Collateral Manager


                               By: /s/ Diane J. Exeter
                                  -----------------------------------------
                                    Name: Diane J. Exeter
                                    Title: Managing Director, Portfolio
                                              Manager



                               HSBC BANK USA



                               By: /s/ Thomas J. Crowley
                                  -----------------------------------------
                                    Name: Thomas J. Crowley
                                    Title: Vice President

                               KZH CNC LLC



                               By: /s/ Susan Lee
                                  -----------------------------------------
                                    Name: Susan Lee
                                    Title: Authorized Agent



                               KZH CYPRESS TREE-1 LLC



                               By: /s/ Susan Lee
                                  -----------------------------------------
                                    Name: Susan Lee
                                    Title: Authorized Agent



                               KZH PONDVIEW LLC



                               By: /s/ Susan Lee
                                  -----------------------------------------
                                    Name: Susan Lee
                                    Title: Authorized Agent



                               KATONAH I, LTD.



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               KEMPER FLOATING RATE FUND



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:

                               KEYPORT LIFE INSURANCE COMPANY
                               By: Stein Roe & Farnham Incorporated
                                   As Agent


                               By: /s/ James R. Fellows
                                  -----------------------------------------
                                    Name: James R. Fellows
                                    Title: Senior Vice President &
                                             Portfolio Manager



                               LIBERTY-STEIN ROE ADV. FLOAT. RT. ADV.
                               By: Stein Roe & Farnham Incorporated
                                   As Agent


                               By: /s/ James R. Fellows
                                  -----------------------------------------
                                    Name: James R. Fellows
                                    Title: Senior Vice President &
                                             Portfolio Manager



                               ML CLO XV PILGRIM AMER (CAYMAN), LTD.



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               MSDW PRIME INCOME TRUST



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               MADISON AVENUE CDO I LIMITED
                               By: Metropolitan Life Insurance Company
                                   As Collateral Manager


                               By: /s/
                                  -----------------------------------------
                                    Name:
                                    Title: Authorized Signatory

                               MAPLEWOOD (CAYMAN) LIMITED



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               MASSACHUSETTS MUTUAL LIFE
                                 INSURANCE



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               METROPOLITAN LIFE INSURANCE COMPANY



                               By: /s/
                                  -----------------------------------------
                                    Name:
                                    Title: Director



                               MOUNTAIN CLO TRUST II



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               MOUNTAIN CAPITAL CLO II LTD.



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:

                               MUIRFIELD TRADING LLC



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               NATEXIS BANQUE POPULAIRES



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               NATIONAL CITY BANK



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               NOMURA BOND & LOAN FUND
                               By: THE TOYO TRUST & BANKING CO., LTD.
                                   AS TRUSTEE
                                   By: NOMURA CORPORATE RESEARCH AND
                                       ASSET MANAGEMENT, INC.,
                                       ATTORNEY IN FACT


                               By: /s/ Richard W. Stewart
                                  -----------------------------------------
                                    Name: Richard W. Stewart
                                    Title: Director



                               NORSE CBO, LTD.



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:

                               NORTH AMERICAN SR. FLOATING RATE
                               FUND



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               NORTHWOODS CAPITAL II, LIMITED



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               OLYMPIC FUNDING TRUST SERIES 1999-1



                               By:
                                  -----------------------------------------
                                  Name:
                                  Title:



                               OLYMPIC FUNDING TRUST SERIES 1999-1



                               By:
                                  -----------------------------------------
                                  Name:
                                  Title:



                               PPM SPYGLASS FUNDING TRUST



                               By:
                                  -----------------------------------------
                                  Name:
                                  Title:

                               PILGRIM CLO 1999-1 LTD.



                               By:
                                  -----------------------------------------
                                  Name:
                                  Title:



                               PINEHURST TRADING, INC.



                               By: /s/ Kelly C. Walker
                                  -----------------------------------------
                                  Name: Kelly C. Walker
                                  Title: Vice President



                               PROMETHEUS INVESTMENT FUNDING 1
                               LTD.
                               By: CPF ASSET ADVISORY, L.P.
                                   AS INVESTMENT MANAGER


                               By: /s/ Irv Roa
                                  -----------------------------------------
                                  Name: Irv Roa
                                  Title: Associate Director


                               By: /s/ Timothy L. Harrod
                                  -----------------------------------------
                                  Name: Timothy L. Harrod
                                  Title: Director


                               PROVIDENT BANK



                               By: /s/ Steve Touvelle
                                  -----------------------------------------
                                  Name: Steve Touvelle
                                  Title: Vice President



                               SRF 2000 LLC



                               By: /s/ Kelly C. Walker
                                  -----------------------------------------
                                  Name: Kelly C. Walker
                                  Title: Vice President

                               SAWGRASS TRADING LLC



                               By: /s/ Kelly Walker
                                  -----------------------------------------
                                    Name: Kelly Walker
                                    Title: Vice President



                               SEABOARD CLO 2000 LTD.



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               SENIOR DEBT PORTFOLIO
                               By: Boston Management and Research
                                   as Investment Advisor


                               By: /s/ Payson F. Swaffield
                                  -----------------------------------------
                                    Name: Payson F. Swaffield
                                    Title: Vice President



                               SIAM COMMERCIAL BK., PUBLIC CO. LTD.



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               SIERRA CLO I LTD.
                               By: Centre Pacific, LLC, its
                                   Manager


                               By: /s/ John M. Casparian
                                  -----------------------------------------
                                    Name: John M. Casparian
                                    Title: Chief Operating Officer

                               STEIN ROE & FARNHAM CLO I LTD.
                               By: Stein Roe & Farnham Incorporated, as
                                   Portfolio Manager


                               By: /s/ James R. Fellows
                                  -----------------------------------------
                                    Name: James R. Fellows
                                    Title: Senior Vice President &
                                           Portfolio Manager



                               SUFFIELD CLO, LIMITED



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               SUMITOMO TRUST & BANKING CO., LTD.,
                               NEW YORK BRANCH


                               By: /s/ Stephanie M. Fowler
                                  -----------------------------------------
                                    Name: Stephanie M. Fowler
                                    Title: Vice President



                               TORONTO DOMINION (NEW YORK) INC.



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               TORONTO DOMINION (NEW YORK) INC.



                               By: /s/ Dana Schwalie
                                  -----------------------------------------
                                    Name: Dana Schwalie
                                    Title: Vice President

                               TRAVELERS CORPORATE LOAN FUND
                               By: Travelers Asset Management International
                                   Company LLC


                               By: /s/ Allen R. Cantrell
                                  -----------------------------------------
                                    Name: Allen R. Cantrell
                                    Title: Investment Officer



                               UNION BANK OF CALIFORNIA, N.A.



                               By: /s/ David W. Kinkela
                                  -----------------------------------------
                                    Name: David W. Kinkela
                                    Title: Vice President



                               UNITED STATES TRUST COMPANY



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               VAN KAMPEN CLO I, LIMITED
                               By: VAN KAMPEN MANAGEMENT, INC.,
                                   As Collateral Manager


                               By: /s/ Darvin D. Pierce
                                  -----------------------------------------
                                    Name: Darvin D. Pierce
                                    Title: Principal



                               VAN KAMPEN CLO II, LIMITED
                               By: VAN KAMPEN MANAGEMENT, INC.,
                                   As Collateral Manager


                               By: /s/ Darvin D. Pierce
                                  -----------------------------------------
                                    Name: Darvin D. Pierce
                                    Title: Principal

                               VAN KAMPEN PRIME RATE INCOME TRUST
                               By: Van Kampen Investment Advisory Corp.


                               By: /s/ Darvin D. Pierce
                                  -----------------------------------------
                                    Name: Darvin D. Pierce
                                    Title: Principal



                               VAN KAMPEN SENIOR INCOME TRUST
                               By: Van Kampen Investment Advisory Corp.


                               By: /s/ Darvin D. Pierce
                                  -----------------------------------------
                                    Name: Darvin D. Pierce
                                    Title: Principal



                               VAR. INS. PROD. FD. II:  AST. MGR. GRO.
                               POR.



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               VAR. INS. PROD. FUND II:  AST. MGR.
                               PORTF.



                               By:
                                  -----------------------------------------
                                    Name:
                                    Title:



                               WACHOVIA BANK, N.A.



                               By: /s/ Christa P. Holland
                                  -----------------------------------------
                                    Name: Christa P. Holland
                                    Title: Vice President

                               WEBSTER BANK



                               By: /s/ Juliana B. Dalton
                                  -----------------------------------------
                                    Name: Juliana B. Dalton
                                    Title: Vice President



                               WINGED FOOT FUNDING TRUST



                               By: /s/ Kelly C. Walker
                                  -----------------------------------------
                                    Name: Kelly C. Walker
                                    Title: Authorized Agent

                                                      Exhibit A to the Amendment

Amendment to Section 2


                  Section 2. LOANS, ETC.

                  2.01 US$ LOANS; US$-CANADIAN LOANS; MULTI-CURRENCY LOANS; C$ LOANS; TRANCHE A TERM LOANS; TRANCHE B TERM LOANS. (a) Subject to the terms and conditions of this Agreement, (i) each US$ Lender severally agrees to continue and make loans to the Borrowers in Dollars ("US$ LOANS") during the Commitment Period in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the US$ Commitment of such US$ Lender as in effect from time to time, PROVIDED that in no event shall the aggregate outstanding principal amount of all US$ Loans, together with the aggregate amount of all Letter of Credit Liabilities under the US$ Commitments outstanding, exceed the aggregate amount of the US$ Commitments as in effect from time to time, (ii) each US$-Canadian Lender severally agrees to continue and make loans to the Borrowers in Dollars or Canadian Dollars ("US$-CANADIAN LOANS") during the Commitment Period in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the US$-Canadian Commitment of such US$-Canadian Lender as in effect from time to time, PROVIDED that in no event shall the aggregate outstanding principal amount of all US$-Canadian Loans, together with the aggregate outstanding principal amount of all C$ Loans, exceed the aggregate amount of the US$-Canadian Commitments as in effect from time to time, (iii) each Multi-Currency Lender severally agrees to continue and make loans to the Borrowers in any Multi-Currency ("MULTI-CURRENCY LOANS") during the Commitment Period in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Multi-Currency Commitment of such Multi-Currency Lender as in effect from time to time, provided that in no event shall the aggregate outstanding principal amount of all Multi-Currency Loans, together with the aggregate amount of all Letter of Credit Liabilities under the Multi-Currency Commitments outstanding, exceed the aggregate amount of the Multi-Currency Commitments as in effect from time to time, (iv) each Canadian Lender severally agrees to continue and make C$ Loans to the Canadian Borrower in Canadian Dollars during the Commitment Period in accordance with the terms and provisions of Annex A hereto, (v) each Tranche A Term Lender severally agrees to make a term loan to the Company in Dollars ("TRANCHE A TERM LOANS") on the Effective Date in an amount not to exceed the amount of the Tranche A Term Commitment of such Tranche A Term Lender and (vi) each Tranche B Term Lender severally agrees to make a term loan to the Company in Dollars ("TRANCHE B TERM LOANS") on the Effective Date in an amount not to exceed the amount of the Tranche B Term Commitment of such Tranche B Term Lender. Subject to the terms and conditions of this Agreement, during the Commitment Period, the Borrowers may (x) borrow, repay and reborrow the US$ Loans, the Dollar-denominated US$-Canadian Loans and the Dollar-denominated Multi-Currency Loans by means of ABR Loans and Eurocurrency Loans and (y) convert the US$ Loans, the Dollar-denominated US$-Canadian Loans, the Dollar-denominated Multi-Currency Loans, the Tranche A Term Loans or the Tranche B Term Loans of one Type into Loans of the other Type (as provided in Section 3.02(a) hereof) or continue Eurocurrency Loans for subsequent Interest Periods. Unless otherwise provided herein, all Multi-Currency Loans and all US$-Canadian Loans, other than Dollar-denominated Multi-Currency Loans and Dollar-denominated US$-Canadian Loans, shall be made, maintained and continued as Eurocurrency Loans.

                  (b) The Loans outstanding under the Existing Credit Agreement on the Effective Date (the "EXISTING LOANS") shall continue to be outstanding and shall be continued under this Agreement.

                  2.02  REDUCTIONS OF COMMITMENTS.

                  (a) MANDATORY. The US$ Commitments, the US$-Canadian Commitments and Multi-Currency Commitments shall terminate on the Commitment Termination Date. In addition, the US$ Commitments, the US$-Canadian Commitments and Multi-Currency Commitments shall be reduced as provided in Section 3.02(c).

                  (b) OPTIONAL. The Company shall have the right to terminate or reduce the unused US$ Commitments, US$-Canadian Commitments and Multi-Currency Commitments (for which purpose use of the US$ Commitments and Multi-Currency Commitments shall be deemed to include the aggregate amount of Letter of Credit Liabilities under the US$ Commitment or the Multi-Currency Commitment, as the case may be) at any time or from time to time, provided that (i) the Company shall give notice of each such termination or reduction to the Administrative Agent as provided in Section 5.05 hereof and (ii) each partial reduction shall be in an aggregate amount at least equal to $1,000,000.

                  (c) NO REINSTATEMENT. US$ Commitments, US$-Canadian Commitments and Multi-Currency Commitments once terminated or reduced may not be reinstated.


                  2.03 FEES. The Company shall pay to the Administrative Agent for the account of each US$ Lender, US$-Canadian Lender or Multi-Currency Lender commitment fees in Dollars on the daily average unused amount of such Lender's US$ Commitment, US$-Canadian Commitment or Multi-Currency Commitment, as the case may be, (for which purpose, (i) the aggregate amount of any Letter of Credit Liabilities under the US$ Commitments or the Multi-Currency Commitments shall be deemed to be a PRO RATA (based on the US$ Commitments or the Multi-Currency Commitments, as the case may be) use of each Lender's US$ Commitment or Multi-Currency Commitment, as the case may be, and (ii) the daily average amount of each US$-Canadian Lender's US$-Canadian Commitment shall be determined after giving effect to the allocation of the Canadian Commitments and the US$-Canadian Commitments pursuant to subsection 2.6 of Annex A hereto) for the period from the Effective Date to and including the earlier of the date the Revolving Commitments are terminated and the Commitment Termination Date, at a rate per annum equal to the Applicable Commitment Fee Rate in effect from time to time. Accrued commitment fees under this Section 2.03 shall be payable on the Quarterly Dates and on the earlier of the date the Revolving Commitments are terminated and the Commitment Termination Date. The Company shall pay to Chase on the Effective Date syndication, agency and additional commitment fees in the amounts heretofore mutually agreed in writing. The Company shall pay to the Administrative Agent on the Effective Date and on each anniversary thereof, so long as any of the Commitments are in effect and until payment in full of all Loans hereunder, all interest thereon and all other amounts payable hereunder, an annual agency fee in the amount heretofore mutually agreed in writing.

                  2.04 LENDING OFFICES. The Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

                  2.05 SEVERAL OBLIGATIONS: REMEDIES INDEPENDENT. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but neither the Administrative Agent nor any Lender shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender. The amounts payable by the Borrowers at any time hereunder and under the Notes to each Lender shall be a separate and independent debt and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Lender or the Administrative Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

                  2.06 NOTES. The Loans made by each Lender under its US$ Commitment, US$-Canadian Commitment, Multi-Currency Commitment, Tranche A Term Commitment or Tranche B Term Commitment shall be evidenced by a single promissory note of the relevant Borrower (each, a "NOTE") in substantially the form of Exhibit A-1 (in the case of Revolving Loans) or Exhibit A-2 (in the case of Term Loans) hereto, dated the Effective Date, payable to such Lender in a principal amount equal to such Commitment as in effect on the Effective Date and otherwise duly completed. Each Lender is hereby authorized by the Company to endorse on the schedule (or a continuation thereof) attached to each Note of such Lender, to the extent applicable, the date, amount and Type of and the Interest Period (if any) for each Loan made by such Lender to any Borrower under the relevant Commitment, and the date and amount of each payment or prepayment of principal of such Loan received by such Lender, provided that any failure by such Lender to make any such endorsement shall not affect the obligations of the relevant Borrower under such Note or hereunder in respect of such Loan.

                  2.07 USE OF PROCEEDS. The proceeds of the Loans shall be used for the general corporate purposes of the Company and its Subsidiaries, including, without limitation, the making of Permitted Acquisitions and capital expenditures and the refinancing of existing Indebtedness of the Company and its Subsidiaries. The proceeds of the Term Loans may also be used on the Effective Date to prepay Revolving Loans. Neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any of the proceeds of any of the Loans or Letters of Credit.

                  2.08 LETTERS OF CREDIT. Subject to the terms and conditions of this Agreement, the US$ Commitments and the Multi-Currency Commitments may be utilized, upon the request of any Borrower, in addition to the Loans provided for by Section 2.01 hereof, by the issuance by the Issuing Bank of standby letters of credit (collectively with the Existing Letters of Credit, "LETTERS OF CREDIT") for the account of the relevant Borrower or, in the event that the Borrower is the Company, for the account of such of its Subsidiaries as the Company may specify, PROVIDED that in no event shall (i) the aggregate amount of all Letter of Credit Liabilities under the US$ Commitments or the Multi-Currency Commitments, together with the aggregate outstanding principal amount of the US$ Loans or the Multi-Currency Loans, as the case may be, exceed the aggregate amount of the US$ Commitments or the Multi-Currency Commitments, as the case may be, as in effect from time to time, (ii) the aggregate outstanding amount of all Letter of Credit Liabilities exceed $45,000,000 and (iii) the expiration date of any Letter of Credit extend beyond the earlier of the Commitment Termination Date and the date one year following the issuance of such Letter of Credit (provided that any Letter of Credit with a one-year tenor may provide for the renewal thereof for additional one-year periods, which periods shall in any event not extend beyond the Commitment Termination Date). On the Effective Date, all Existing Letters of Credit shall automatically, without any action on the part of any Person, be deemed to be Letters of Credit issued and outstanding hereunder (with the Existing Letters of Credit denominated in Dollars being deemed to be issued under the US$ Commitments and the Existing Letters of Credit denominated in other currencies being deemed to be issued under the Multi-Currency Commitments).

                  The following additional provisions shall apply to Letters of
Credit:

                  (a) Each Borrower shall give the Administrative Agent (or if the Letter of Credit is to be issued under the Multi-Currency Commitments, the Multi-Currency Payment Agent) at least three Business Days' irrevocable prior notice (effective upon receipt) specifying the Business Day (which shall be no later than 5 days preceding the Commitment Termination Date) on which each Letter of Credit is to be issued and the account party or parties therefor and describing in reasonable detail the proposed terms of such Letter of Credit (including the beneficiary thereof) and the nature of the transactions or obligations proposed to be supported thereby. Any Letter of Credit to be issued in a currency other than Dollars shall be issued under the Multi-Currency Commitments. Upon receipt of any such notice, the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, shall advise the Issuing Bank of the contents thereof.

                  (b) On each day during the period commencing with the issuance by the Issuing Bank of any Letter of Credit and until such Letter of Credit shall have expired or been terminated, the US$ Commitment or Multi-Currency Commitment of each Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to such Lender's US$ Commitment Percentage or Multi-Currency Commitment Percentage, as the case may be, of the then undrawn stated amount of such Letter of Credit. Each Lender (other than the Issuing Bank) agrees that, upon the issuance of any Letter of Credit hereunder, it shall automatically acquire a participation in the Issuing Bank's rights and obligations under such Letter of Credit in an amount equal to such Lender's US$ Commitment Percentage or Multi-Currency Commitment Percentage, as the case may be, of such rights and obligations, and each Lender (other than the Issuing Bank) thereby shall automatically absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be unconditionally obligated to the Issuing Bank to pay and discharge when due, its US$ Commitment Percentage or Multi-Currency Commitment Percentage of the Issuing Bank's obligation to pay drawings under such Letter of Credit.

                  (c) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit, the Issuing Bank shall promptly notify the relevant Borrower (through the Administrative Agent or the Multi-Currency Payment Agent, as the case may be) of the amount to be paid by the Issuing Bank as a result of such demand and the date on which payment is to be made by the Issuing Bank to such beneficiary in respect of such demand. Notwithstanding the identity of the account party of any Letter of Credit, the relevant Borrower hereby unconditionally agrees to pay and reimburse the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, for account of the Issuing Bank for the amount of each demand for payment under such Letter of Credit that is in substantial compliance with the provisions of such Letter of Credit at or prior to the date on which payment is to be made by the Issuing Bank to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind.

                  (d) Forthwith upon its receipt of a notice referred to in paragraph (c) of this Section 2.08, the relevant Borrower shall advise the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, whether or not such Borrower intends to borrow hereunder to finance its obligation to reimburse the Issuing Bank for the amount of the related demand for payment and, if it does, submit a notice of such borrowing as provided in Section 5.05 hereof.

                  (e) Each Lender (other than the Issuing Bank) shall pay to the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, for account of the Issuing Bank at an account in New York, New York specified by the Administrative Agent (or the Multi-Currency Payment Agent, as the case may be) in Dollars and in immediately available funds the amount of such Lender's US$ Commitment Percentage or Multi-Currency Commitment Percentage, as the case may be, of any payment under a Letter of Credit issued under the US$ Commitments or the Multi-Currency Commitments, as the case may be, upon notice by the Issuing Bank (through the Administrative Agent) to such Lender requesting such payment and specifying such amount. Each such Lender's obligation to make such payment to the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, for account of the Issuing Bank under this paragraph (e), and the Issuing Bank's right to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever (other than gross negligence or wilful misconduct of the Issuing Bank), including, without limitation, the failure of any other Lender to make its payment under this paragraph (e), the financial condition of the Company or the Borrowers (or any other account party), any failure to satisfy any condition precedent to any Loan, the existence of any Default or the termination of the Commitments. Each such payment to the Issuing Bank shall be made without any offset, abatement, withholding or reduction whatsoever. If any Lender shall default in its obligation to make any such payment to the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, for account of the Issuing Bank, for so long as such default shall continue the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, may at the request of the Issuing Bank withhold from any payments received by the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, under this Agreement or any Note for account of such Lender the amount so in default and, to the extent so withheld, pay the same to the Issuing Bank in satisfaction of such defaulted obligation.

                  (f) Upon the making of each payment by a Lender to the Issuing Bank pursuant to paragraph (e) above in respect of any Letter of Credit, such Lender shall, automatically and without any further action on the part of the Administrative Agent (or the Multi-Currency Payment Agent, as the case may be), the Issuing Bank or such Lender, acquire
         (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to the Issuing Bank hereunder and under the Letter of Credit Documents relating to such Letter of Credit and
         (ii) a participation in a percentage equal to such Lender's US$ Commitment Percentage or Multi-Currency Percentage, as the case may be, in any interest or other amounts payable by the relevant Borrower hereunder and under such Letter of Credit Documents in respect of such Reimbursement Obligation (other than the commissions, charges, costs and expenses payable to the Issuing Bank pursuant to paragraph (g) of this Section 2.08). Upon receipt by the Issuing Bank from or for account of the relevant Borrower of any payment in respect of any Reimbursement Obligation or any such interest or other amount (including by way of setoff or application of proceeds of any collateral security) the Issuing Bank shall promptly pay to the Administrative Agent (or the Multi-Currency Payment Agent, as the case may be) for account of each Lender entitled thereto such Lender's US$ Commitment Percentage or Multi-Currency Percentage, as the case may be, of such payment, each such payment by the Issuing Bank to be made in the same money and funds in which received by the Issuing Bank. In the event any payment received by the Issuing Bank and so paid to the Lenders hereunder is rescinded or must otherwise be returned by the Issuing Bank, each Lender shall, upon the request of the Issuing Bank (through the Administrative Agent or the Multi-Currency Payment Agent, as the case may be), repay to the Issuing Bank (through the Administrative Agent or the Multi-Currency Payment Agent, as the case may be) the amount of such payment paid to such Lender, with interest at the rate specified in paragraph (j) of this Section 2.08.

                  (g) The Company shall pay to the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, for account of the Lenders (ratably in accordance with their respective US$ Commitment Percentages or Multi-Currency Percentages, as the case may be) a letter of credit fee in Dollars in respect of each Letter of Credit in an amount equal to the Applicable L/C Percentage of the daily average undrawn stated amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit (i) in the case of a Letter of Credit that expires in accordance with its terms, to and including such expiration date and (ii) in the case of a Letter of Credit that is drawn in full or is otherwise terminated other than on the stated expiration date of such Letter of Credit, to but excluding the date such Letter of Credit is drawn in full or is terminated (such fee to be non-refundable, to be paid in arrears on each Quarterly Date and on the Commitment Termination Date and on the date of expiry or termination or full utilization of such Letter of Credit and to be calculated for any day after giving effect to any payments made under such Letter of Credit on such day). In addition, the Company shall pay to the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, for account of the Issuing Bank a fronting fee in Dollars in respect of each Letter of Credit in an amount equal to 0.25% per annum of the daily average undrawn stated amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit (i) in the case of a Letter of Credit that expires in accordance with its terms, to and including such expiration date and (ii) in the case of a Letter of Credit that is drawn in full or is otherwise terminated other than on the stated expiration date of such Letter of Credit, to but excluding the date such Letter of Credit is drawn in full or is terminated (such fee to be non-refundable, to be paid in arrears on each Quarterly Date and on the Commitment Termination Date and to be calculated for any day after giving effect to any payments made under such Letter of Credit on such day) plus all commissions, charges, costs and expenses in the amounts customarily charged by the Issuing Bank from time to time in like circumstances with respect to the issuance of each Letter of Credit and drawings and other transactions relating thereto.

                  (h) Promptly following the end of each calendar month, the Issuing Bank shall deliver (through the Administrative Agent or the Multi-Currency Payment Agent, as the case may be) to each Lender and each Borrower a notice describing the aggregate amount of all Letters of Credit outstanding at the end of such month. Upon the request of any Lender from time to time, the Issuing Bank shall deliver any other information reasonably requested by such Lender with respect to each Letter of Credit then outstanding.

                  (i) The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Section 7 hereof, be subject to the conditions precedent that (i) such Letter of Credit shall be in such form, contain such terms and support such transactions as shall be satisfactory to the Issuing Bank consistent with its then current practices and procedures with respect to letters of credit of the same type, (ii) such Letter of Credit shall be denominated in Dollars or a Multi-Currency and (iii) the relevant Borrower shall have executed and delivered such applications, agreements and other instruments relating to such Letter of Credit as the Issuing Bank shall have reasonably requested consistent with its then current practices and procedures with respect to letters of credit of the same type, provided that in the event of any conflict between any such application, agreement or other instrument and the provisions of this Agreement or any Security Document, the provisions of this Agreement and the Security Documents shall control.

                  (j) To the extent that any Lender shall fail to pay any amount required to be paid pursuant to paragraph (e) or (f) of this Section
         2.08 on the due date therefor, such Lender shall pay interest to the Issuing Bank (through the Administrative Agent or the Multi-Currency Payment Agent, as the case may be) on such amount from and including such due date to but excluding the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate or, in the case of any amount payable in a currency other than Dollars, the rate determined by the Administrative Agent or the Multi-Currency Payment Agent (in the case of Letters of Credit issued under the Multi-Currency Commitments) in its discretion as the appropriate rate for interbank settlements, PROVIDED that if such Lender shall fail to make such payment to the Issuing Bank within three Business Days of such due date, then, retroactively to the due date, such Lender shall be obligated to pay interest on such amount at the rate then payable by the relevant Borrower on such amount.

                  (k) The issuance by the Issuing Bank of any modification or supplement to any Letter of Credit hereunder shall be subject to the same conditions as are applicable under this Section 2.08 to the issuance of new Letters of Credit, and no such modification or supplement shall be issued hereunder unless either (i) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such modified or supplemented form or (ii) each Lender shall have consented thereto.


The Company hereby indemnifies and holds harmless each Lender (including the Issuing Bank, the Administrative Agent and the Multi-Currency Payment Agent from and against any and all claims and damages, losses, liabilities, costs or expenses that such Lender, the Administrative Agent or the Multi-Currency Payment Agent may incur (or that may be claimed against such Lender, the Administrative Agent or the Multi-Currency Payment Agent by any Person whatsoever) by reason of or in connection with the execution and delivery or transfer of or payment or refusal to pay by the Issuing Bank under any Letter of Credit; PROVIDED that the Company shall not be required to indemnify any Lender, the Administrative Agent or the Multi-Currency Payment Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the Issuing Bank in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (y) in the case of the Issuing Bank, its failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit. Nothing in this Section 2.08 is intended to limit the other obligations of any Borrower, any Lender, the Administrative Agent or the Multi-Currency Payment Agent under this Agreement.

                  2.09 CURRENCY FLUCTUATIONS, ETC. (a) Not later than 1:00 p.m., New York City time, on each Calculation Date, the Multi-Currency Payment Agent shall (i) determine the Exchange Rate as of such Calculation Date with respect to (x) each Multi-Currency for which there are at such time outstanding Multi-Currency Loans or Letters of Credit issued under the Multi-Currency Commitments and (y) the Canadian Dollar if there are at such time outstanding non-Dollar-denominated US$-Canadian Loans, and (ii) give notice thereof to the Multi-Currency Lenders which have committed to make Multi-Currency Loans in each such Multi-Currency, to the US$-Canadian Lenders which have committed to make US$-Canadian Loans in Canadian Dollars and to the Company. The Exchange Rates so determined shall become effective on the first Business Day immediately following the relevant Calculation Date (a "RESET DATE") and shall remain effective until the next succeeding Reset Date.

                  (b) Not later than 5:00 p.m., New York City time, on each Reset Date, the Multi-Currency Payment Agent shall (i) determine (x) the Dollar Equivalent of the Multi-Currency Loans or Letter of Credit Liabilities under the Multi-Currency Commitments in each Multi-Currency then outstanding (after giving effect to any Multi-Currency Loans to be made or repaid on such date) and (y) the Dollar Equivalent of the non-Dollar-denominated US$-Canadian Loans or Letter of Credit Liabilities under the US$-Canadian Commitments and denominated in Canadian Dollars then outstanding (after giving effect to any non-Dollar-denominated US$-Canadian Loans to be made or repaid on such date)and (ii) notify the Multi-Currency Lenders or the US$-Canadian Lenders, as the case may be, and the Company of the results of such determination.

                  (c) If on any Reset Date, the Dollar Equivalent of the aggregate principal amount of Multi-Currency Loans and Letters of Credit issued under the Multi-Currency Commitments outstanding exceeds 105% of the aggregate principal amount of the Multi-Currency Commitments, then the Company shall, within three Business Days after notice thereof from the Multi-Currency Payment Agent, prepay (in any Multi-Currency as selected by the Company) Multi-Currency Loans in an aggregate amount such that, after giving effect thereto, the Dollar Equivalent of all such Multi-Currency Loans, together with Letters of Credit issued under the Multi-Currency Commitments, shall be equal to or less than such aggregate amount of Multi-Currency Commitments (and in the event that after such prepayment, the Dollar Equivalent of the outstanding stated amount of the Letters of Credit issued under the Multi-Currency Commitments is more than such aggregate amount of the Multi-Currency Commitments, the Company shall provide cash cover for the difference by paying to the Multi-Currency Payment Agent immediately available funds in an amount equal to such difference, which funds shall be retained by the Multi-Currency Payment Agent in the Collateral Account as such collateral security for such Letter of Credit Liabilities). If any such prepayment occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Company shall pay to the Multi-Currency Lenders such amounts, if any, as may be required pursuant to
Section 6.05.

                  (d) If on any Reset Date, the Dollars Equivalent of the aggregate principal amount outstanding ("Outstanding Amount") of Dollar-denominated and non-Dollar-denominated US$-Canadian Loans exceeds 105% of the aggregate principal amount of the US$-Canadian Commitments, then the Company shall, within three Business Days after notice thereof from the Multi-Currency Payment Agent, prepay (in Dollars or Canadian Dollars as selected by the Company) US$-Canadian Loans in an aggregate amount such that, after giving effect thereto, the Dollar Equivalent of all such US$-Canadian Loans shall be equal to or less than such aggregate amount of US$-Canadian Commitment. If any such prepayment occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Company shall pay to the US$-Canadian Lenders such amounts, if any, as may be required pursuant to Section 6.05.

Amendment to Section 3

                  Section 3.  BORROWINGS, CONVERSIONS AND PREPAYMENTS.

                  3.01 PROCEDURE FOR US$ LOAN BORROWING, US$-CANADIAN LOAN BORROWING, TRANCHE A TERM LOAN BORROWING, TRANCHE B TERM LOAN BORROWING AND MULTI-CURRENCY BORROWING. (a) Each Borrower shall give the Administrative Agent or the Multi-Currency Payment Agent notice of each US$ Loan, US$-Canadian Loan, Multi-Currency Loan, Tranche A Term Loan and Tranche B Term Loan to be made hereunder as provided in Section 5.05 hereof.

                  (b) Not later than 12:00 p.m. New York time on the date specified for each borrowing in Dollars hereunder, each US$ Lender, US$-Canadian Lender, Multi-Currency Lender, Tranche A Term Lender or Tranche B Term Lender shall make available the amount of the US$ Loan, US$-Canadian Loan, Tranche A Term Loan or Tranche B Term Loan to be made by it on such date to the Administrative Agent, at an account in New York, New York specified by the Administrative Agent, in immediately available funds, for account of such Borrower. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower designated by the Borrower and maintained with Chase in New York, New York.

                  (c) Not later than 11:00 a.m. London time on the date specified for each such borrowing hereunder, each Multi-Currency Lender or, if a US$-Canadian Loan is being made in Canadian Dollars, each US$-Canadian Lender shall make available the amount of the Multi-Currency Loan or US$-Canadian Loan, as the case may be, to be made by it on such date to the Multi-Currency Payment Agent, at an account in London specified by the Multi-Currency Payment Agent, in immediately available funds, for account of such Borrower. The amount so received by the Multi-Currency Payment Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower designated by the Borrower.

                  3.02  PREPAYMENTS AND CONVERSIONS.

                  (a) OPTIONAL PREPAYMENTS AND CONVERSIONS. Each Borrower shall have the right to prepay Loans and to convert Loans in Dollars of one Type into Loans of the other Type, at any time or from time to time, provided, that the relevant Borrower shall give the Administrative Agent or the Multi-Currency Payment Agent, notice of each such prepayment as provided in Section 5.05 hereof. Any prepayment of Term Loans hereunder may not be reborrowed.

                  (b) MANDATORY PREPAYMENTS. (i) If on any date, the Company or any Subsidiary of the Company shall receive Net Cash Proceeds from any issuance subsequent to the Effective Date of Indebtedness other than Indebtedness incurred pursuant to Section 9.08 hereof (except Section 9.08(vii)) (it being understood that this Section 3.02(b) shall not constitute a waiver of any provision of Section 9.08), then the Borrowers shall prepay the Loans (and/or provide cover for Letter of Credit Liabilities as specified in paragraph (d) below) in an amount equal to such Net Cash Proceeds (less any prepayments of the C$ Loans under Section 3.4(b) of Annex A hereto), but, the Revolving Commitments shall not be subject to automatic reduction.

                  (ii) Amounts to be applied in connection with prepayments made pursuant to this Section 3.02(b) shall be applied, FIRST, to the prepayment of the Term Loans (which may not be reborrowed) and, SECOND, to the prepayment of the Revolving Loans. Each prepayment of the Loans under this Section 3.02(b) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

                  (c) COMMITMENT REDUCTIONS; TERM LOAN PREPAYMENTS. (i) If on any date, the Company or any Subsidiary of the Company shall receive Net Cash Proceeds from any disposition of assets or any Recovery Event, then, unless such disposition of assets or Recovery Event shall be a Reinvestment Event, the Revolving Commitments shall be reduced or the Term Loans prepaid, as the case may be, by an amount equal to such Net Cash Proceeds to the extent such Net Cash Proceeds, together with all other such Net Cash Proceeds from dispositions of assets or Recovery Events that are not Reinvestment Events, exceeds $15,000,000 in the then-current fiscal year of the Company; PROVIDED, that notwithstanding the foregoing, (i) the aggregate Net Cash Proceeds from dispositions of assets and Recovery Events that may be excluded from the foregoing requirement for a Reinvestment Event shall not exceed 10% of the Consolidated Net Tangible Assets of the Company as at the end of the immediately preceding fiscal year and (ii) on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the reduction of the Revolving Commitments or the prepayment of the Term Loans, as the case may be.

                  (ii) Amounts to be applied in connection with prepayments and Revolving Commitment reductions made pursuant to this Section 3.02(c) shall be applied, FIRST, to the prepayment of the Term Loans (which may not be reborrowed) and, SECOND, to reduce permanently the Revolving Commitments. Each prepayment of the Loans under this Section 3.02(c) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid. To the extent that, after giving effect to any such reduction of the Revolving Commitments, the aggregate principal amount of the US$ Loans or the Multi-Currency Loans and the aggregate amount of Letter of Credit Liabilities under the US$ Commitments or the Multi-Currency Commitments, as the case may be, would exceed such Commitments, the Borrowers shall, first, prepay Loans thereunder and, second, provide cover for Letter of Credit Liabilities thereunder as specified in paragraph (d) below, in an aggregate amount equal to such excess. The Company shall notify the Administrative Agent promptly upon the occurrence of any event giving rise to a prepayment or Commitment reduction under this Section 3.02(c).

                  (d) COVER FOR LETTER OF CREDIT LIABILITIES. In the event that the US$ Loans or the Multi-Currency Loans have been repaid in full, amounts payable under Section 3.02(b) or 3.02(c) shall be applied to provide cash cover for outstanding Letters of Credit under the US$ Commitments or the Multi-Currency Commitments, as the case may be, in which event the Company shall effect the same by paying to the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, immediately available funds in an amount equal to the required amount, which funds shall be retained by the Administrative Agent or the Multi-Currency Payment Agent in the Collateral Account as collateral security for such Letter of Credit Liabilities until such time as the Letters of Credit under such Commitments shall have been terminated and all of the Letter of Credit Liabilities paid in full.

Amendment to Section 4

                  Section 4.  PAYMENTS OF PRINCIPAL AND INTEREST.

                  4.01 REPAYMENT OF LOANS. (a) The Borrowers hereby promise to pay to the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, for the account of each Revolving Lender the entire outstanding principal amount of such Lender's Revolving Loans, and each Revolving Loan shall mature, on the Commitment Termination Date.

                  (b) (i) The aggregate principal amount of the Tranche A Term Loans shall mature and be payable in 6 consecutive quarterly installments, on the dates and in the amounts set forth below:

                  INSTALLMENT                        PRINCIPAL AMOUNT

                  October 31, 2003                   $12,500,000
                  January 31, 2004                   $25,000,000
                  April 30, 2004                     $25,000,000
                  July 31, 2004                      $25,000,000
                  October 31, 2004                   $25,000,000
                  January 31, 2005                   $37,500,000

                  (ii) The aggregate principal amount of the Tranche B Term Loans shall mature and be payable in 22 consecutive quarterly installments, on the dates and in the amounts set forth below:

                  INSTALLMENT                        PRINCIPAL AMOUNT
                  -----------                        ----------------
                  November 30, 2000                       $250,000
                  February 28, 2001                       $250,000
                  May 31, 2001                            $250,000
                  August 31, 2001                         $250,000
                  November 30, 2001                       $250,000
                  February 28, 2002                       $250,000
                  May 31, 2002                            $250,000
                  August 31, 2002                         $250,000
                  November 30, 2002                       $250,000
                  February 28, 2003                       $250,000
                  May 31, 2003                            $250,000
                  August 31, 2003                         $250,000
                  November 30, 2003                       $250,000
                  February 29, 2004                       $250,000
                  May 31, 2004                            $250,000
                  August 31, 2004                         $250,000
                  November 30, 2004                       $250,000
                  February 28, 2005                       $250,000
                  May 31, 2005                         $48,000,000

                  August 31, 2005                      $48,000,000
                  November 31, 2005                    $48,000,000
                  February 28, 2006                    $51,500,000


                  4.02 INTEREST. Each Borrower will pay to the Administrative Agent or, in the case of Multi-Currency Loans or non-Dollar-denominated US$-Canadian Loans, to the Multi-Currency Payment Agent, for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender to such Borrower for the period commencing on the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                    (a) if such Loan is an ABR Loan, the Alternate Base Rate
               PLUS the Applicable Margin; and

                    (b) if such Loan is a Eurocurrency Loan, the Eurocurrency
               Rate PLUS the Applicable Margin.

                  Notwithstanding the foregoing, each Borrower hereby promises to pay to the Administrative Agent or, in the case of Multi-Currency Loans or non-Dollar-denominated US$-Canadian Loans, to the Multi-Currency Payment Agent, for account of each Lender interest at the applicable Post-Default Rate (x) on any principal of any Loan made by such Lender to such Borrower, on any Reimbursement Obligation held by such Lender and on any other amount payable by such Borrower hereunder or under the Note held by such Lender to or for account of such Lender (but, if such amount is interest, only to the extent legally enforceable), that shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full and (y) during any period when an Event of Default shall have occurred under Section 10.01(a) hereof and for so long as such Event of Default shall be continuing, on any principal of any Loan made by such Lender to such Borrower.

                  Accrued interest on each Loan shall be payable (i) if such Loan is an ABR Loan, on each Quarterly Date, (ii) if such Loan is a Eurocurrency Loan, on the last day of each Interest Period for such Loan (and, if such Interest Period exceeds three months' duration, quarterly, commencing on the first quarterly anniversary of the first day of such Interest Period), and (iii) in any event, upon the payment, prepayment or conversion thereof, but only on the principal so paid or prepaid or converted; PROVIDED that interest payable at the Post- Default Rate shall be payable from time to time on demand of the Administrative Agent (or the Multi-Currency Payment Agent, in the case of Multi-Currency Loans or non-Dollar-denominated US$-Canadian Loans) or the Majority Lenders. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall notify the Lenders and each Borrower thereof.

                  Notwithstanding the foregoing provisions of this Section 4.02, if at any time the rate of interest set forth above on any Loan of any Lender (the "Stated Rate" for such Loan) exceeds the maximum non- usurious interest rate permissible for such Lender to charge commercial borrowers under applicable law (the "Maximum Rate" for such Lender), the rate of interest charged on such Loan of such Lender hereunder shall be limited to the Maximum Rate for such Lender.

                  In the event the Stated Rate for any Loan of a Lender that has theretofore been subject to the preceding paragraph at any time is less than the Maximum Rate for such Lender, the principal amount of such Loan shall bear interest at the Maximum Rate for such Lender until the total amount of interest paid to such Lender or accrued on its Loans hereunder equals the amount of interest which would have been paid to such Lender or accrued on such Lender's Loans hereunder if the Stated Rate had at all times been in effect.

                   In the event, upon payment in full of all amounts payable hereunder, the total amount of interest paid to any Lender or accrued on such Lender's Loans under the terms of this Agreement is less than the total amount of interest which would have been paid to such Lender or accrued on such Lender's Loans if the Stated Rate had, at all times, been in effect, then the relevant Borrower shall, to the extent permitted by applicable law, pay to the Administrative Agent or, in the case of Multi-Currency Loans or non-Dollar-denominated US$-Canadian Loans, to the Multi-Currency Payment Agent, for the account of such Lender an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have accrued on such Lender's Loans if the Maximum Rate for such Lender had at all times been in effect or
(ii) the amount of interest which would have accrued on such Lender's Loans if the Stated Rate had at all times been in effect and (b) the amount of interest actually paid to such Lender or accrued on its Loans under this Agreement. In the event any Lender ever receives, collects or applies as interest any sum in excess of the Maximum Rate for such Lender, such excess amount shall be applied to the reduction of the principal balance of its Loans or to other amounts (other than interest) payable hereunder, and if no such principal is then outstanding, such excess or part thereof remaining shall be paid to such Borrower.

Amendment to Section 5

                  Section 5.  PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.

                  5.01 PAYMENTS. (a) Except to the extent otherwise provided herein, all payments of principal, interest, Reimbursement Obligations and other amounts to be made by any Borrower under the US$ Commitments, the US$-Canadian Commitments, the Multi-Currency Commitments, the Tranche A Term Commitments or the Tranche B Term Commitments and under the corresponding Notes shall (except in the case of payments of principal and interest on Multi-Currency Loans or Letter of Credit Liabilities incurred under the Multi-Currency Commitments or non-Dollar-denominated US$-Canadian Loans) be made in Dollars, in immediately available funds, to the Administrative Agent at an account in New York, New York specified by the Administrative Agent, not later than 11:00 a.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Administrative Agent, or any Lender for whose account any such payment is made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of such Borrower with the Administrative Agent or such Lender, as the case may be. The relevant Borrower shall, at the time of making each such payment, specify to the Administrative Agent the Loans or other amounts payable by such Borrower hereunder to which such payment is to be applied (and in the event that it fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may apply such payment for the benefit of the Lenders as it may elect in its sole discretion, but subject to the other terms and conditions of this Agreement, including without limitation, Section
5.02 hereof). Each payment received by the Administrative Agent under the US$ Commitments, the US$-Canadian Commitments, the Multi-Currency Commitments, the Tranche A Term Commitments or the Tranche B Term Commitments or under any corresponding Note (except in the case of payment of principal and interest on Multi-Currency Loans or Letter of Credit Liabilities incurred under the Multi-Currency Commitments or non-Dollar-denominated US$-Canadian Loans) for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of such Lender's Applicable Lending Office. If the due date of any such payment would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension.

                  (b) Except to the extent otherwise provided herein, all payments of principal and interest on (i) Multi-Currency Loans and Letter of Credit Liabilities incurred under the Multi-Currency Commitments, (ii) non-Dollar-denominated US$-Canadian Loans and (iii) under corresponding Notes to be made by any Borrower shall be made in the currency of the applicable
Loan or Letter of Credit Liability for which payment is being made, in immediately available funds, to the Multi-Currency Payment Agent at an account in London specified by the Multi-Currency Payment Agent, not later than 11:00 a.m. London time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Multi-Currency
Payment Agent, or any Lender for whose account any such payment is made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of such Borrower with the Multi-Currency Payment Agent or such Lender, as the case may be. The relevant Borrower shall, at the time of making each such payment, specify to the Multi-Currency Payment Agent the Loans or other amounts payable by such Borrower hereunder to which such payment is to be applied (and in the event that it fails to so specify, or if an Event of Default has occurred and is continuing, the Multi-Currency Payment Agent may apply such payment for the benefit of the Lenders as it may elect in its sole discretion, but subject to the other terms and conditions of this Agreement, including without limitation, Section 5.02 hereof). Each such payment received by the Multi-Currency Payment Agent for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of such Lender's Applicable Lending Office. If the due date of any such payment would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension.

                  (c) All payments made by each Borrower hereunder and under the Notes shall be made without set-off or counterclaim.

                  5.02 PRO RATA TREATMENT. (a) With respect to the US$ Lenders, except to the extent otherwise provided herein: (i) each borrowing from the US$ Lenders under Section 2.01 hereof shall be made from the US$ Lenders, each payment of commitment fees under Section 2.03 hereof shall be made for the account of the US$ Lenders, and each termination or reduction of the US$ Commitments under Section 2.02 hereof shall be applied to the US$ Commitments of the US$ Lenders, PRO RATA according to the US$ Lenders' respective percentages of the US$ Commitments, (ii) each payment by a Borrower of principal of or interest on US$ Loans of a particular Type (other than payments in respect of Loans of individual Lenders provided for by Section 6 hereof) shall be made to the Administrative Agent for the account of the US$ Lenders PRO RATA in accordance with the respective unpaid principal amounts of such US$ Loans held by the US$ Lenders and (iii) each conversion of US$ Loans of a particular Type (other than conversions of Loans of individual Lenders pursuant to Section 6.04 hereof) shall be made PRO RATA among the US$ Lenders in accordance with the respective principal amounts of such US$ Loans held by the US$ Lenders.

                  (b) With respect to the US$-Canadian Lenders, except to the extent otherwise provided herein: (i) each borrowing from the US$-Canadian Lenders under Section 2.01 hereof shall be made from the US$-Canadian Lenders and each termination or reduction of the US$-Canadian Commitments under Section
2.02 hereof shall be applied to the US$-Canadian Commitments of the US$-Canadian Lenders, PRO RATA according to the US$-Canadian Lenders' respective percentages of the US$-Canadian Commitments, (ii) each payment by a Borrower of principal of or interest on US$-Canadian Loans of a particular Type (other than payments in respect of Loans of individual Lenders provided for by Section 6 hereof) shall be made to the Administrative Agent for the account of the US$-Canadian Lenders PRO RATA in accordance with the respective unpaid principal amounts of such US$-Canadian Loans held by the US$-Canadian Lenders and (iii) each conversion of US$-Canadian Loans of a particular Type (other than conversions of Loans of individual Lenders pursuant to Section 6.04 hereof) shall be made PRO RATA among the US$-Canadian Lenders in accordance with the respective principal amounts of such US$-Canadian Loans held by the US$-Canadian Lenders.

                  (c) With respect to the Multi-Currency Lenders, except to the extent otherwise provided herein: (i) each borrowing from the Multi-Currency Lenders under Section 2.01 hereof shall be made from the Multi-Currency Lenders, each payment of commitment fees under Section 2.03 hereof shall be made for the account of the Multi-Currency Lenders, and each termination or reduction of the Multi-Currency Commitments under Section 2.02 hereof shall be applied to the Multi-Currency Commitments of the Multi-Currency Lenders, PRO RATA according to the Multi-Currency Lenders' respective percentages of the Multi-Currency Commitments and (ii) each payment by a Borrower of principal of or interest on Multi-Currency Loans (other than payments in respect of Loans of individual Lenders provided for by Section 6 hereof) shall be made to the Multi-Currency Payment Agent, in each case for the account of the Multi-Currency Lenders and PRO RATA in accordance with the respective unpaid principal amounts of such Multi-Currency Loans (whether denominated in Dollars or other currency) held by the Multi-Currency Lenders.

                  (d) Any reduction of the Commitments under Section 2.02(b) or 3.02(c) and any mandatory prepayment under Section 3.02(b) shall be applied ratably to the US$ Commitments, US$-Canadian Commitments and the Multi-Currency Commitments.

                  (e) With respect to the Tranche A Term Lenders, except to the extent otherwise provided herein: (i) the borrowing from the Tranche A Term Lenders under Section 2.01 hereof shall be made from the Tranche A Term Lenders, PRO RATA according to the Tranche A Term Lenders' respective percentages of the Tranche A Term Commitments, (ii) each payment (or prepayment) by the Company of principal or interest on Tranche A Term Loans of a particular Type (other than payments in respect of Loans of individual Lenders provided for by Section 6 hereof) shall be made to the Administrative Agent for the account of the Tranche A Term Lenders, PRO RATA in accordance with the respective unpaid principal amounts of such Tranche A Term Loans held by the Tranche A Term Lenders and
(iii) each conversion of Tranche A Term Loans of a particular Type (other than conversions of Loans of individual Lenders pursuant to Section 6.04 hereof) shall be made PRO RATA among the Tranche A Term Lenders, in each case, in accordance with the respective principal amounts of such Tranche A Term Loans held by the Tranche A Term Lenders.

                  (f) With respect to the Tranche B Term Lenders, except to the extent otherwise provided herein: (i) the borrowing from the Tranche B Term Lenders under Section 2.01 hereof shall be made from the Tranche B Term Lenders, PRO RATA according to the Tranche B Term Lenders' respective percentages of the Tranche B Term Commitments, (ii) each payment (or prepayment) by the Company of principal or interest on Tranche B Term Loans of a particular Type (other than payments in respect of Loans of individual Lenders provided for by Section 6 hereof) shall be made to the Administrative Agent for the account of the Tranche B Term Lenders, PRO RATA in accordance with the respective unpaid principal amounts of such Tranche B Term Loans held by the Tranche B Term Lenders and
(iii) each conversion of Tranche B Term Loans of a particular Type (other than conversions of Loans of individual Lenders pursuant to Section 6.04 hereof) shall be made PRO RATA among the Tranche B Term Lenders, in each case, in accordance with the respective principal amounts of such Tranche B Term Loans held by the Tranche B Term Lenders.

                  (g) Each prepayment by the Company of the Term Loans as provided by Section 3.02 hereof shall be applied PRO RATA to the Tranche A Term Loans and the Tranche B Term Loans and to the installments of the Tranche A Term Loans and the Tranche B Term Loans, PRO RATA according to the then outstanding amounts thereof. Notwithstanding anything to the contrary in this Section 5.02 or in Section 3.02 hereof , with respect to the amount of any prepayment described in Section 3.02 hereof that is allocated to Tranche B Term Loans, at any time when Tranche A Term Loans remain outstanding, the Company will, in lieu of applying such amount to the prepayment of Tranche B Term Loans, as provided in Section 3.02 hereof, on or prior to the date specified in Section 5.05 for such prepayment, give the Administrative Agent telephonic notice (promptly confirmed in writing) requesting that the Administrative Agent notify, as promptly as practicable, each Tranche B Term Lender of the offer by the Borrower to prepay the relevant Term Loans of such Lender by an amount equal to the portion of the prepayment applicable to such Lender's Tranche B Term Loans. Within four Business Days after such notification by the Administrative Agent, each such Tranche B Term Lender shall give the Administrative Agent and the Company notice in writing indicating its full or partial acceptance or rejection of such offer by the Company and in the case of a partial acceptance, the amount of such portion of the prepayment for which such Tranche B Term Lender accepts prepayment. Upon receipt of such notice from each such Tranche B Term Lender (it being agreed that any Tranche B Term Lender not responding to such notification from the Administrative Agent within such four Business Days shall be deemed to have accepted in full such offer), the Company shall pay, as promptly as practicable on or after the date so specified for such prepayment, (i) to the relevant Tranche B Term Lenders the aggregate amount necessary to prepay that portion of the outstanding relevant Term Loans in respect of which such Lenders have accepted prepayment as described above, and (ii) to the Tranche A Term Lenders an amount equal to the portion of the prepayment allocated to Tranche B Term Loans that is not accepted by the relevant Lenders, and such amount shall be applied to the prepayment of the Tranche A Term Loans.

                  5.03 COMPUTATIONS. Interest and fees shall be computed on the basis of a year of 360 days (or 365 or 366 days, as the case may be, in the case of (a) ABR Loans the interest rate payable on which is then based on the Prime Rate and (b) Multi-Currency Loans denominated in Pounds Sterling) and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

                  5.04  MINIMUM AND MAXIMUM AMOUNTS; TYPES.

                  (a) US$ LOANS; Dollar-denominated US$-CANADIAN LOANS; DOLLAR-DENOMINATED MULTI-CURRENCY LOANS; TRANCHE A TERM LOANS; AND TRANCHE B TERM LOANS. Except for prepayments made pursuant to Section 3.02(b) hereof, each borrowing, conversion and prepayment of principal of US$ Loans, Dollar-denominated US$-Canadian Loans, Dollar-denominated Multi-Currency Loans, Tranche A Term Loans and Tranche B Term Loans shall be in an aggregate principal amount equal to (a) in the case of Eurocurrency Loans, $1,000,000 or a larger multiple of $100,000, and (b) in the case of ABR Loans, $500,000 or a larger multiple of $100,000 (borrowings, conversions or prepayments of Loans of different Types or, in the case of

Eurocurrency Loans, having different Interest Periods, at the same time hereunder to be deemed separate borrowings, conversions and prepayments for purposes of the foregoing, one for Type or Interest Period); provided that (i) any Loan may be in the aggregate amount of the unused portion of the relevant Commitments, (ii) Loans may be prepaid in full and (ii) any borrowing or prepayment of Loans that are ABR Loans may be in an aggregate principal amount equal to $100,000 or a larger multiple of $100,000.

                  (b) NON-DOLLAR-DENOMINATED MULTI-CURRENCY LOANS and Non-Dollar-Denominated US$-Canadian Loans. Each Multi-Currency Loan other than a Dollar-denominated Multi-Currency Loan shall be a Eurocurrency Loan, and each US$-Canadian Loan other than a Dollar-denominated US$-Canadian Loan shall be a Eurocurrency Loan. Except for prepayments made pursuant to Section 3.02(b) hereof, each borrowing, conversion and prepayment of principal of non-Dollar-denominated Multi-Currency Loans and non-Dollar-denominated US$-Canadian Loans shall be in an aggregate principal amount which is an integral multiple of 100,000 units of the relevant Multi-Currency or 100,000 Canadian Dollars, as the case may be, and equal to or greater than an amount the Dollar Equivalent of which is $1,000,000.

                  5.05  CERTAIN NOTICES.

                  (a) US$ LOANS AND Dollar-denominated US$ -CANADIAN LOANS. Notices to the Administrative Agent of terminations or reductions of US$ Commitments, US$-Canadian Commitments, of borrowings, conversions and prepayments of US$ Loans and Dollar-denominated US$-Canadian Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 1:00 p.m. New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, conversion and/or prepayment specified below:

--------------------------------------------------------------------------------

                          NOTICE                                     NUMBER OF
                                                                     BUSINESS
                                                                    DAYS PRIOR
--------------------------------------------------------------------------------
Termination or reduction of                                               3
Commitments
--------------------------------------------------------------------------------

Borrowing or prepayment of                                                1
ABR Loans
--------------------------------------------------------------------------------

Borrowing or prepayment of,                                               3
conversion of or into, or
duration of Interest Period
for Dollar-denominated Eurocurrency Loans
--------------------------------------------------------------------------------

Prepayments required pursuant                                             1
to Section 3.02(b) or 3.02(c) for Dollars
--------------------------------------------------------------------------------

Each such notice of termination or reduction shall specify the amount thereof to be terminated or reduced. Each such notice of borrowing, conversion or prepayment shall specify the amount and Type of the Loans to be borrowed, converted or prepaid (subject to Sections 3.02(a) and 5.04 hereof), the date of borrowing, conversion or prepayment (which shall be a Business Day) and, in the case of Eurocurrency Loans, the duration of the Interest Period therefor (subject to the definition of Interest Period). Each such notice of duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Administrative Agent shall promptly notify the affected Lenders of the contents of each such notice. In the event that a Borrower fails to select the duration of any Interest Period for any Eurocurrency Loans within the time period and otherwise as provided in this Section 5.05, such Loans (if outstanding as Eurocurrency Loans and denominated in Dollars) will be automatically converted into ABR Loans on the last day of the then current Interest Period for such Loans or (if outstanding as ABR Loans) will remain as, or (if not then outstanding) will be made as, ABR Loans. Each Borrower shall give a copy of each notice to be given by it pursuant to this Section 5.05(a) with respect to dollar-denominated US$-Canadian Loans or Commitments, to the Multi-Currency Payment Agent.

                  (b) MULTI-CURRENCY LOANS and Non-Dollar-Denominated US$-Canadian Loans. Notices to the Multi-Currency Payment Agent of terminations or reductions of Multi-Currency Commitments and US$-Canadian Commitments, of borrowings and prepayments of Multi-Currency Loans and non-Dollar-denominated US$-Canadian Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Multi-Currency Payment Agent not later than 9:00 a.m. London time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing and/or prepayment specified below:

--------------------------------------------------------------------------------
                          NOTICE                                  NUMBER OF
                                                                  BUSINESS
                                                                 DAYS PRIOR
--------------------------------------------------------------------------------
Termination or reduction of                                            3
Commitments
--------------------------------------------------------------------------------

Borrowing or prepayment of Multi-Currency Loans and                    3
non-Dollar-denominated US$-Canadian Loans
--------------------------------------------------------------------------------

Prepayments required pursuant                                          1
to Section 3.02(b)
--------------------------------------------------------------------------------

Each such notice of termination or reduction shall specify the amount thereof to be terminated or reduced. Each such notice of borrowing or prepayment shall specify the amount of the Loans to be borrowed or prepaid (subject to Sections 3.02(a) and 5.04 hereof), the date of borrowing or prepayment (which shall be a Business Day), the duration of the Interest Period therefor (subject to the definition of Interest Period) and the currency of Loans to be borrowed. Each such notice of duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Multi-Currency Payment Agent shall promptly notify the affected Lenders of the contents of each such notice. Each Borrower shall give a copy of each notice to be given by it pursuant to this Section 5.05(b) with respect to non-Dollar-denominated US$-Canadian Loans or Commitments to the Administrative Agent.

                  (c) TRANCHE A TERM LOANS AND TRANCHE B TERM LOANS. Notices to the Administrative Agent of borrowing, conversions and prepayments of Tranche A Term Loans and Tranche B Term Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 1:00 p.m. New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, conversion and/or prepayment specified below:

--------------------------------------------------------------------------------


                                                             NUMBER OF
                          NOTICE                             BUSINESS
                                                            DAYS PRIOR
--------------------------------------------------------------------------------
Borrowing or prepayment of                                        1
ABR Loans
--------------------------------------------------------------------------------

Borrowing or prepayment of,                                       3
conversion of or into, or
duration of Interest Period
for Dollar-denominated Eurocurrency Loans
--------------------------------------------------------------------------------

Prepayments required pursuant                                     1
to Section 3.02(b) or 3.02(c)
--------------------------------------------------------------------------------

Each such notice of termination or reduction shall specify the amount thereof to be terminated or reduced. Each such notice of borrowing, conversion or prepayment shall specify the amount and Type of the Loans to be borrowed, converted or prepaid (subject to Sections 3.02(a) and 5.04 hereof), the date of borrowing, conversion or prepayment (which shall be a Business Day) and, in the case of Eurocurrency Loans, the duration of the Interest Period therefor (subject to the definition of Interest Period). Each such notice of duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Administrative Agent shall promptly notify the affected Lenders of the contents of each such notice. In the event that a Borrower fails to select the duration of any Interest Period for any Eurocurrency Loans within the time period and otherwise as provided in this Section 5.05, such Loans (if outstanding as Eurocurrency Loans) will be automatically converted into ABR Loans on the last day of the then current Interest Period for such Loans or (if outstanding as ABR Loans) will remain as, or (if not then outstanding) will be made as, ABR Loans.

                  5.06 NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT. Unless the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, shall have been notified by a US$ Lender, US$-Canadian Lender, Multi-Currency Lender, Tranche A Term Lender, Tranche B Term Lender or a Borrower (the "PAYOR") prior to the date on which such Lender is to make payment to the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, of the proceeds of a Loan to be made by it hereunder or the Borrower is to make a payment to the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, for the account of one or more of the Lenders, as the case may be (such payment being herein called the "REQUIRED PAYMENT"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, the recipient of such payment shall, on demand, pay to the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, until the date the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, recovers such amount at a rate per annum equal to the Federal Funds Effective Rate for such period or, in the case of an amount payable in a currency other than Dollars, the rate determined by the Administrative Agent in its discretion of the appropriate rate for interbank settlements.

                  5.07 SHARING OF PAYMENTS; WAIVER OF ENFORCEMENT WITHOUT CONSENT. ETC. (a) Each Borrower agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option, to offset balances held by it or its affiliates for the account of the such Borrower at any of their offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans or Reimbursement Obligations to such Borrower hereunder, or any other obligation of such Borrower hereunder, which is not paid when due (regardless of whether such balances are then due to such Borrower), in which case it shall promptly notify the Company, the relevant Borrower and the Administrative Agent (or the Multi-Currency Payment Agent, as the case may be) thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof. Each Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Person purchasing a participation in the Loans to such Borrower made, or other obligations held, by another Person, whether or not acquired pursuant to the foregoing arrangements, may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of such Loans or other obligations in the amount of such participation.

                  (b) If a Lender shall obtain payment of any principal of or interest on any Loan made by it under this Agreement, or on any other obligation then due to such Lender hereunder, through the exercise of any right of set-off, banker's lien, counterclaim or similar right, or otherwise, it shall promptly notify the Administrative Agent (or the Multi-Currency Payment Agent, as the case may be) and purchase from the other Lenders participations in the Loans made, or other obligations held, by the other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Lenders shall share the benefit of such payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such benefit) pro rata in accordance with the unpaid principal and interest on the Loans or other obligations then due to each of them. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored (including the payment of interest to the extent that the Lender obligated to return such funds is obligated to return interest).

                  (c) Nothing contained herein shall require any Lender to exercise any right of set-off, banker's lien, counterclaim or similar right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Borrower.

                  (d) This Section 5.07 is for the benefit of the Lenders only and does not constitute a waiver of any rights against any Borrower or any of their Subsidiaries or against any property held as security for any obligations hereunder or under any other Basic Document.

                  5.08 WITHHOLDING TAX EXEMPTION. (a) At least five Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver, to the extent it has not so delivered under the Existing Credit Agreement, to each of the Company and the Administrative Agent two duly completed copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI (or any subsequent versions thereof or successors thereto), or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under
Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a statement substantially in the form of Exhibit K (any such certificate an "EXEMPTION CERTIFICATE") and a Form W-8BEN (or any subsequent versions thereof or successors thereto), certifying in either case that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form W-8BEN or Form W-8ECI further undertakes to deliver to each of the Company and the Administrative Agent (or the Multi-Currency Payment Agent, in the case of Multi-Currency Lenders) two additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Company or the Administrative Agent (or the Multi-Currency Payment Agent, as the case may be), in each case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Company and the Administrative Agent (or the Multi-Currency Payment Agent, as the case may be) that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

                  (b) Each Lender that is not incorporated or organized under the laws of the jurisdiction under which a Foreign Subsidiary Borrower is incorporated or organized shall, upon request by such Foreign Subsidiary Borrower, deliver to such Foreign Subsidiary Borrower or the applicable Governmental Authority, any form or certificate required in order that any payment by such Foreign Subsidiary Borrower under this Agreement or any Notes to such Lender may be made free and clear of, and without deduction or withholding for or on account of any tax (or to allow any such deduction or withholding to be at a reduced rate) imposed on such payment under the laws of the jurisdiction under which such Foreign Subsidiary Borrower is incorporated or organized, PROVIDED that such Lender is legally entitled to complete, execute and deliver such form or certificate and such completion, execution or submission would not materially prejudice the legal position of such Lender.

                  (c) All payments made by a Borrower or the Canadian Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent, the Multi-Currency Payment Agent, the Canadian Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent, the Multi-Currency Payment Agent, the Canadian Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent, the Multi-Currency Payment Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("NON-EXCLUDED TAXES") or other taxes are required to be withheld from any amounts payable to the Administrative Agent, the Multi-Currency Payment Agent, the Canadian Administrative Agent or any Lender hereunder, the amounts so payable to the Administrative Agent, the Multi-Currency Payment Agent, the Canadian Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent, the Multi-Currency Payment Agent, the Canadian Administrative Agent or such Lender (after payment of all Non-Excluded Taxes and other taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, PROVIDED, HOWEVER, that the relevant Borrower or the Canadian Borrower shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender's failure to comply with the requirements of paragraph (a) or (b) of this Section or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time the Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from such Borrower or the Canadian Borrower with respect to such Non-Excluded Taxes pursuant to this paragraph.

                  5.09 JUDGMENT CURRENCY. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due from any Borrower or the Canadian Borrower hereunder or under any of the Notes or the C$ Notes in the currency expressed to be payable herein (the "specified currency") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with other such currency at the Administrative Agent's New York Office on the Business Day that is on or immediately following the day on which final judgment is given. The obligations of each Borrower or the Canadian Borrower in respect of any sum due to any Lender, the Administrative Agent, the Multi-Currency Payment Agent or the Canadian Administrative Agent hereunder or under any Note or C$ Note shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender, the Administrative Agent, the Multi-Currency Payment Agent or the Canadian Administrative Agent, as the case may be, of any sum adjudged to be so due in such other currency such Lender, the Administrative Agent, the Multi-Currency Payment Agent or the Canadian Administrative Agent as the case may be, may in accordance with normal banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender, the Administrative Agent, the Multi-Currency Payment Agent or the Canadian Administrative Agent, as the case may be, in the specified currency, each Borrower and the Canadian Borrower agrees, to the fullest extent it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender, the Administrative Agent, the Multi-Currency Payment Agent or the Canadian Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds the sum originally due to any Lender, the Administrative Agent the Multi-Currency Payment Agent or the Canadian Administrative Agent, as the case may be, in the specified currency, such Lender or the Administrative Agent, or the Multi-Currency Payment Agent, or the Canadian Administrative Agent, as the case may be, agrees to remit such excess to the appropriate Borrower or the Canadian Borrower.